                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                               _________________

                                   FORM 8-K



                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported):  January 12, 1998
                                                         ----------------


                       NEW CENTURY FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                       (Exact Name of Issuer as Specified
                                in its Charter)


          California                000-22633             33-0683629
--------------------------------------------------------------------------------
       (State or Other          (Commission File             (IRS
         Jurisdiction                Number)               Employer
       of Incorporation                                  Identification
       Identification or                                    Number)
         Organization)



            18400 Von Karman, Suite 1000, Irvine, California 92612
--------------------------------------------------------------------------------
         (Address of Principal Executive Offices)          (Zip Code)


Registrant's telephone number, including area code (714) 440-7030
                                                   --------------
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ITEM 5.  OTHER EVENTS

     On January 12, 1998, New Century Financial Corporation ("New Century") completed the acquisition of PWF Corporation, a California corporation headquartered in Newport Beach, California ("PWF"). A copy of the press release announcing the acquisition is attached hereto as Exhibit 99.1. In addition,
                                                 ------------
a copy of the Merger Agreement, dated as of December 17, 1997, among New Century, NC Acquisition Corp., PWF, Kirk Redding and Paul B. Akers, together with the First Amendment to Merger Agreement, dated January 12, 1998, is attached hereto as Exhibit 2.1 and Exhibit 2.2, respectively.
                   -----------     -----------

ITEM 7.  EXHIBITS.

          (a)  Financial statements of business acquired.

                    Not applicable.

          (b)  Pro forma financial information.

                    Not applicable.

          (c)  Exhibits.


Exhibit No.         Description
-----------         -----------

     2.1 Merger Agreement, dated as of December 17, 1997, by and among New Century, NC Acquisition Corp., PWF, Kirk Redding and Paul B. Akers

     2.2 First Amendment to Merger Agreement, dated January 12, 1998, by and among New Century, NC Acquisition Corp., PWF, Kirk
                    Redding and Paul B. Akers

     99.1           Press Release dated December 17, 1997.

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

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           NEW CENTURY FINANCIAL CORPORATION



January 22, 1998                           By: /s/ BRAD A. MORRICE
                                               ------------------------
                                               Brad A. Morrice
                                               President


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